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                                                                   EXHIBIT 10.23


[COMERICA BANK LOGO]

November 13,2000

Bay Area Multimedia, Inc.
333 W. Santa Clara Street, Ste. 930
San Jose, CA 95113

This Letter Agreement is entered into by and between Comerica Bank-California ("Bank") and Bay Area Multimedia, Inc., a Corporation ("Borrower") as of this 13th day of November, 2000, at Bank's headquarters office at 333 West Santa Clara Street, San Jose, California 95113.

Bank and Borrower agree that any loans which Bank in its sole discretion has made or may now or hereafter make to Borrower (sometimes hereinafter collectively referred to as the "Loan") shall be subject to the terms and conditions of this Letter Agreement unless otherwise agreed to in writing by Bank and Borrower. In the event there are contradictions between the provisions of this Letter Agreement and any other written agreement with the Bank, this Letter Agreement shall prevail. Loan shall be subject to the terms and conditions of this Letter Agreement, promissory note(s) executed in connection herewith and/or previously or subsequently executed, and all amendments, renewals and extensions thereof (singularly or collectively, the "Note"), and all those certain security agreements and/or such other security or other documents as Bank has required or may now or hereafter require in connection with the Loan (collectively, the "Loan Documents").

1.      Borrower shall provide to Bank the following reports:

        a. Quarterly company prepared financial statements within forty-five (45) days of quarter end.

        b.      Copies of federal income tax returns of Guarantor within fifteen
                (15) days of filing each year.

        c. Personal financial statement of any Guarantor in a form satisfactory to Bank on an annual basis.

        d.      Accounts Receivable Agings within 45 days of quarter end.

        e.      Accounts Payable Agings within 45 days of quarter end.

Please acknowledge your understanding and acceptance of these terms and conditions by signing below and returning this Letter Agreement to me. A copy has been provided for your records.

Comerica Bank-California

By: /s/ STEPHEN MOORE
   -------------------------------
   Stephen Moore, Corporate Banking Officer

Acknowledged and Accepted this 29 day of Nov, 2000.


By: /s/ RAYMOND MUSCI
   -------------------------------
   Bay Area Multimedia, Inc.



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THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A
CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on November 13, 2000.


                                        GUARANTOR(S) ANTHONY RONALD WILLIAMS
                                                     -----------------------

                                        By: /s/ ANTHONY WILLIAMS
                                            --------------------------------
                                            Signature of Anthony Williams

WITNESS:                                    Its: N/A
                                                 ---------------------------
                                                     (If Applicable)
                                        By:
-------------------------------             --------------------------------
Signature of                                Signature of

                                            Its:
                                                 ---------------------------
                                                     (If Applicable)

                                        GUARANTOR'S ADDRESS

                                        333 West Santa Clara St., Suite 930
                                        ------------------------------------
                                        Street Address

                                        San Jose          CA   95113
                                        ------------------------------------
                                        City            State  Zip Code

BORROWER(S):

Bay Area Multimedia, Inc.




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